Trade and Other Payables (Tables)	12 Months Ended
Jun. 30, 2024
Subclassifications of assets, liabilities and equities [abstract]
Schedule of trade and other payables

	2024 £’000	2023 £’000 (Restated) (1)
Trade payables	£10,976	£5,480
Other taxation and social security	18,412	19,290
Client volume discounts/rebates	17,922	1,011
Other liabilities	6,222	5,029
Accruals	56,890	55,195
Deferred income	6,147	5,823
Total trade and other payables	£116,569	£91,828
(1) Restated to include the effects of revisions arising from provisional to final acquisition accounting for DEK and Mudbath (refer to note 3C for details). £1.0 million of client volume discounts/rebates, which were previously disclosed in Other liabilities, have been reclassified from Other liabilities to Client volume discounts/rebates in the 2023 comparative period.